UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2023

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 13, 2023, BioAtla, Inc. (the “Company”) issued a press release announcing that it will host a virtual R&D Day to highlight BA3071 CAB-CTLA-4 Phase 1 data in multiple solid tumor types. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01	Other Information.

On December 13, 2023, the Company hosted a virtual R&D Day to highlight BA3071 CAB-CTLA-4 Phase 1 data in multiple solid tumor types. The key R&D Day topics and highlights are summarized as follows:

•

Preclinical data review of targeted, pH-dependent binding of BA3071 in the tumor microenvironment demonstrated complete tumor regression following BA3071 treatment. Exposure levels of BA3071 were similar to that of ipilimumab analog, with significantly less GI toxicity when combined with nivolumab in a non-human primate model.

•

A Phase 1 dose-escalation study evaluated BA3071 monotherapy followed by combination with nivolumab, conducted in 18 patients who had prior PD-1 failure and a median of at least three prior lines of treatment.

•

Across the 6 cohorts (n = 16 evaluable patients), the best overall response was observed with two confirmed responses (one complete response (CR) and one partial response (PR)); nine stable disease (SD).

•	One uveal melanoma patient remains on treatment for more than 12 cycles.

•	Two cutaneous melanoma patients remain on treatment for more than 14 and 17 cycles, respectively.

•	One small-cell lung carcinoma (SCLC) patient continues on treatment more than one year (>22 cycles).

•	More specifically, in the 350 mg cohort in combination with 240 mg nivolumab (n = 5), meaningful clinical benefit was observed in three patients, including 1 CR, 1 PR, and 1 SD.

•	The confirmed CR was observed in a heavily pre-treated patient with stage IV cervical cancer with three prior lines of therapy.

•	The confirmed PR (54.3% tumor reduction) was observed in a heavily pre-treated patient with stage IV gastro-esophageal cancer with four prior lines of therapy.

•	No grade 4 related treatment-emergent adverse events were observed among 18 treated patients.

•	Two patients with immune-related adverse events (Grade 3) reported to date.

•	Maximum tolerated dose was not reached.

•	One DLT observed out of 3 patients who received 700 mg; further evaluation of 700 mg and potentially at 1000 mg is ongoing.

•	A Phase 2 clinical study of BA3071 monotherapy and in combination with PD-1 inhibitor is currently underway.

Forward-looking statements

Statements in this Current Report contain “forward-looking statements” that are subject to substantial risks and uncertainties. Forward-looking statements contained in this Current Report may be identified by the use of words such as “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words. Examples of forward-looking statements include, among others, statements the Company makes regarding its business plans and prospects; results, conduct, progress and timing of its research and development programs and clinical trials; expectations with respect to enrollment and dosing in its clinical trials, and plans and expectations regarding future data updates, clinical trials, regulatory meetings and regulatory submissions. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions, many of which are beyond the Company’s control, difficult to predict and could cause actual results to differ materially from what the Company expects. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Factors that could cause actual results to differ include, among others: potential delays in clinical and pre-clinical trials; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, or regulatory approval dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; whether regulatory authorities will be satisfied with the design of and results from the clinical studies or take favorable regulatory actions based on results from the clinical studies; the Company’s dependence on the success of its CAB technology platform; the Company’s ability to enroll patients in its ongoing and future clinical trials; the successful selection and prioritization of assets to focus development on selected product candidates and indications; the Company’s ability to form collaborations and partnerships with third parties and the success of such collaborations and partnerships; the Company’s reliance on third parties for the manufacture and supply of its product candidates for clinical trials; the Company’s reliance on third parties to conduct its clinical trials and some aspects of its research and preclinical testing; potential adverse impacts due to any resurgence of COVID-19 and its variants and those other risks and uncertainties described in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023, in its Quarterly Reports on Form 10-Q filed with the SEC on May 11, 2023, August 1, 2023 and November 7, 2023 and its other reports as filed with the SEC. Forward-looking statements contained in this Current Report are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated December 13, 2023.

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date: December 13, 2023	By:	/s/ Richard Waldron
Richard Waldron Chief Financial Officer